UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                 -------------------------------------------

                                     8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                ----------------------------------------------


Date of Report (Date of earliest event reported):  July 6, 1999


                     MEDICAL INDUSTRIES OF AMERICA, INC.
            (Exact name of registrant as specified in its Charter)



FLORIDA                                   0-20356                65-0158479
(State of other jurisdiction        (Commission file no.)     (IRS Employer ID
of incorporation)                                                 Number)

       1903 S. CONGRESS AVENUE, SUITE 400, BOYNTON BEACH, FLORIDA 33426
                   (Address of principal executive offices)

Registrant's telephone number, including area code:  561-737-2227

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  Inapplicable

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  The Company entered into a Stock Exchange Agreement with CyberCare, Inc. ("CyberCare") on July 5, 1999 (the "Exchange Agreement"). The terms of the Exchange Agreement provide that the CyberCare stockholders will receive one (1) share of the Company's common stock, par value $.0025, for each share of stock they own in CyberCare. There are presently Seven Million Two Hundred Fifty Thousand (7,250,000) shares of capital stock of CyberCare issued and outstanding. The Company's common stock was valued for purposes of this acquisition at One Dollar and 50/100 ($1.50) per share (the "Fair Market Value"). Additional shares of the Company's common stock will be issued to the CyberCare stockholders if the average closing bid price (the "Valuation Price") of the Company's common stock is less than the Fair Market Value for the 30 day period commencing on the effective date of the registration statement described below. Such additional shares will be calculated by subtracting the Valuation Price from the Fair Market Value and then multiplying the remainder by 7,250,000. CyberCare also has outstanding warrants and options may be converted to Nine Hundred Thirty Five Thousand (935,000) shares of its common stock. These options and warrants will be replaced with like warrants and options in the Company and are also subject to the Fair Market Value formula.

                  The Company has granted the CyberCare stockholders certain registration rights with respect to the shares of common stock of the Company they will receive at closing as well as the shares underlying their options and warrants. Specifically, the Company has granted piggy-back registration rights to such stockholders, but if the Company has not included such shares in a registration statement filed with the Commission within five (5) months of the closing, the CyberCare stockholders have the right to demand registration. Notwithstanding the foregoing registration rights, the principals of CyberCare will be restricted from selling their shares of the Company's common stock for a period of one year from the effective date of the registration statement registering such shares.

                  As part of this transaction, Mr. John Haines, the present chief executive officer and president of CyberCare, has entered into a three-year employment agreement with the Company. The Company has agreed to pay Mr. Haines $175,000 per annum and has granted him 200,000 options which will vest pro rata over the term of his employment.

                  The closing of the CyberCare transaction is conditioned upon stockholder approval. If this condition is satisfied, it is anticipated that the closing will occur as soon as reasonably possible following the approval of this transaction by the Company's stockholders. This transaction will be accounted for under the purchase method of accounting in accordance with generally accepted accounting principles.

                  The acquisition of CyberCare has been deemed "significant." Accordingly, historical and pro forma financial information are filed herewith.


ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  Inapplicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Inapplicable

ITEM 5.           OTHER EVENTS

                  Inapplicable

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  Inapplicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a) CyberCare, Inc. - Report on Audit of Financial Statements for the year ended December 31, 1998

                     Report of Independent Accountants

                     Financial Statements:
                                    o   Balance Sheet
                                    o   Statement of Operations
                                    o   Statement of Shareholders' Deficit
                                    o   Statement of Cash Flows

                     Notes to Financial Statements

                  (b)   Pro forma financial information required pursuant to
                        Article II of Registration S-X:

                               (i) Pro Forma Condensed Combined Balance Sheet as of December 31, 1998.
                              (ii) Pro Forma Condensed Combined Statement of Operations for the year ended
                                    December 31, 1998.
                              (iii) Pro Forma Condensed Combined Balance Sheet
                                    as of March 31, 1999.

                              (iv) Pro Forma Condensed Combining Statement of Operations for the three months ended March 31, 1999.

ITEM 8.           CHANGE IN FISCAL YEAR

                  Inapplicable

            EXHIBIT NO.

            2.1 Stock Exchange Agreement Between Medical Industries of America, Inc. and CyberCare, Inc.

            10.1 Employment Agreement By and Between Medical Industries of America, Inc. and John E. Haines

            10.2 Amendment #1 to Employment Agreement By and Between Medical Industries of America, Inc. and John E. Haines

            10.3 Registration Rights Agreement between Medical Industries of America, Inc. and CyberCare, Inc.

            10.4  Restricted Sale Agreement

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Medical Industries of America, Inc.


                                 By: /s/ PAUL C. PERSHES
                                 Paul C. Pershes, President & Director
                                 (Duly Authorized Director & Officer of the
                                 Registrant)


Dated:  July 15, 1999

                            CYBERCARE, INC.
                     (A DEVELOPMENT STAGE COMPANY)

                           REPORT ON AUDIT OF
                          FINANCIAL STATEMENTS

                  FOR THE YEAR ENDED DECEMBER 31, 1998

                                 CYBERCARE, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                                TABLE OF CONTENTS


                                                                         PAGE #
                                                                         ------
Report of independent accountants                                           1

Financial statements:

   Balance sheet                                                            2

   Statement of operations                                                  3

   Statement of shareholders' deficit                                       4

   Statement of cash flows                                                  5


Notes to financial statements                                            6-10

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders
CyberCare, Inc.

We have audited the accompanying balance sheet of CyberCare, Inc. (a Development Stage Company) as of December 31, 1998, and the related statements of operations, shareholders' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of CyberCare, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


/S/ Templeton & Company, P.A.

Royal Palm Beach, Florida
June 16, 1999

                                 CYBERCARE, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                                  BALANCE SHEET
                                DECEMBER 31, 1998


                                     ASSETS

Current assets:
   Cash .........................................................     $  30,854
   Other current assets .........................................         1,000
                                                                      ---------
     Total current assets .......................................        31,854

Property and equipment, net .....................................        20,508

         Total assets ...........................................     $  52,362
                                                                      =========

                      LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
   Accounts payable .............................................     $  20,381
   Licensing fees payable .......................................       487,912
   Accrued expenses .............................................        20,013
                                                                      ---------
     Total current liabilities ..................................       528,306

Commitments (Notes 4 and 6)

Shareholders' deficit:
   Common stock, no par value; 24,000,000 shares
     authorized; 5,086,663 shares issued and
     outstanding ................................................       365,000
   Common stock subscribed (Note 4) .............................        91,250
   Deficit accumulated during the development stage .............      (932,194)
                                                                      ---------
       Total shareholders' deficit ..............................      (475,944)

         Total liabilities and shareholders' deficit ............     $  52,362
                                                                      =========

See accompanying notes to financial statements.

                                 CYBERCARE, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


Net sales .....................................................       $    --
                                                                      ---------
Research and development expenses:
   Technology licensing fees ..................................         601,662
   Compensation and related expenses ..........................         243,525
   Professional fees ..........................................          29,414
   Occupancy expenses .........................................          15,223
   Depreciation ...............................................           5,127
   Other expenses .............................................          37,243
                                                                      ---------
     Total research and development expenses ..................         932,194

Loss before provision for income taxes ........................        (932,194)

Provision for income taxes ....................................            --

     Net loss incurred during the development stage ...........       $(932,194)
                                                                      =========

See accompanying notes to financial statements.

                                 CYBERCARE, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                       STATEMENT OF SHAREHOLDERS' DEFICIT
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                           Deficit
                                                             Common      Accumulated
                                    Common Stock Issued       Stock      During the
                                  -----------------------   Subscribed   Development
                                   No. Shares    Amount      (Note 4)       Stage
                                  -----------   ---------   ----------   -----------
Balance, January 1, 1998 ......          --     $    --     $     --     $      --
Issuance of 5,086,663
   shares of common stock .....     5,086,663     365,000         --            --
Common Stock Subscription
   for 1,271,667 shares .......          --          --         91,250          --
Net loss incurred during
   the development stage ......          --          --           --        (932,194)
                                  -----------   ---------   ----------   -----------
Balance, December 31, 1998 ....     5,086,663   $ 365,000   $   91,250   $  (932,194)
                                  ===========   =========   ==========   ===========

See accompanying notes to financial statements.

                                 CYBERCARE, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


Cash flows from operating activities:
   Net loss incurred during the development stage .............       $(932,194)
   Adjustments to reconcile net loss to net cash
     used in operating activities:
       Depreciation ...........................................           5,127
       Earnings charge for common stock subscribed ............          91,250
       Increase in accounts payable ...........................          20,381
       Increase in licensing fees payable .....................         487,912
       Increase in accrued expenses ...........................          20,013
       Increase in other current assets .......................          (1,000)
                                                                      ---------
Net cash used in operating activities .........................        (308,511)
                                                                      ---------
Cash flows from investing activities:
   Purchases of property and equipment ........................         (25,635)

Cash flows from financing activities:
   Proceeds from issuance of common stock .....................         365,000
                                                                      ---------
Net increase in cash ..........................................          30,854

Cash, beginning of year .......................................            --

Cash, end of year .............................................       $  30,854
                                                                      =========

See accompanying notes to financial statements.

                                 CYBERCARE, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND DESCRIPTION

CyberCare, Inc. (the Company) was formed in October 1997 to design, develop, produce, and market a unique, user-friendly, multi-purpose system healthcare providers can use to monitor chronically ill patients at remote locations using internet and telecommunications technology (the System). The System's data collection unit is designed to be placed at a patient's home to collect the patient's vital medical data and transmit such data to the healthcare provider over the internet using proprietary software. The Company initially expects to market the System in the United States to healthcare providers including the Veterans' Administration, United States Army, managed healthcare organizations, nursing homes, assisted living facilities and others.

The System is based upon the technology developed by and acquired from certain research institutions pursuant to technology licensing agreements (see Note 4).

The Company is in its development stage at December 31, 1998 as its activities have related to planning, product development, market development, and raising capital. Accordingly, the financial statements are prepared in accordance with STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 7, applicable to development-stage companies.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies used in preparing the accompanying financial statements follows:

      PROPERTY AND EQUIPMENT

      Property and equipment is stated at cost. Depreciation is provided using the accelerated methods over the estimated useful life of the assets, which is five years.

      CONCENTRATION OF CREDIT RISK

      Financial instruments, which potentially subject the Company to concentrations of credit risk, include temporary cash investments. The Company places its cash with high credit quality financial institutions. Such balances may exceed the FDIC insurance limit.

                                 CYBERCARE, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

    RESEARCH AND DEVELOPMENT EXPENSES

    Research and development expenses are charged to operations in the period incurred.

    STOCK-BASED COMPENSATION

    The Company grants stock options for a fixed number of shares to employees with an exercise price equal to the fair market value of the shares at the date of grant. The Company has elected to follow Accounting Principles Board
    (APB) Opinion Number 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES (APB 25), and related Interpretations in accounting for its employee stock options because the alternative fair value accounting provided for under Financial Accounting Standards Board (FASB) Statement Number 123, ACCOUNTING FOR STOCK-BASED COMPENSATION (FAS 123), requires use of option valuation models that were not developed for use in valuing employee stock options. Under APB 25, because the exercise price of the Company's employee stock options generally equals the exercise price of the underlying stock on the date of grant, no compensation expense is recognized (see Note 8).

    INCOME TAXES

    Income Taxes are provided in accordance with the provisin of FASB Statement Number 109, ACCOUNTING FOR INCOME TAXES (FAS 109).

    MANAGEMENT ESTIMATES

    Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.


NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31, 1998:

            Office furniture, fixtures, and
               equipment ..................................            $ 25,635
            Less accumulated depreciation .................              (5,127)
                                                                       --------
                                                                       $ 20,508
                                                                       ========

                                 CYBERCARE, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

NOTE 4 - TECHNOLOGY LICENSING AGREEMENTS

The Company acquired the rights to certain technology under a licensing agreement (the Agreement) with the Georgia Tech Research Center (GTRC) and the Medical College of Georgia (MCG). Under the terms of the Agreement, the Company is required to engage GTRC and MCG to provide additional research and development services through May 2002 for total aggregate fees of $2,100,000, of which $510,412 has been incurred through December 31, 1998. Licensing fees are generally payable as the related services are performed; however, outstanding amounts do not bear interest and there are no specified payment terms. The Agreement entitles GTRC and MCG to each maintain a 10% equity position in the Company until the total number of outstanding shares in the Company exceeds 8,000,000. For financial reporting purposes, the Company records a charge to earnings for technology licensing fees and a related credit to common stock subscribed as common stock is issued based on the underlying stock issuance price. Such charges to earnings totaled $91,250 during 1998 relating to 1,271,667 shares subscribed. Subsequent to December 31, 1998, the Company recorded charges to earnings of $144,998 relating to 178,333 shares subscribed. During May 1999, the Company issued a combined total of 1,450,000 shares to GTRC and MCG pursuant to this arrangement.

In addition, the Agreement requires the Company to pay an aggregate royalty fee of 4% of gross sales of the System less any installation expenses and normal trade discounts once sales of the System commence.

The Company is also obligated under a technology license agreement with Footmark, Inc. (Footmark), a company owned by a shareholder, to pay a 6% royalty on System sales which use Footmark's technology through 2000. The Company is required to pay Footmark a termination fee of $55,000 if the Company elects not to use Footmark's technology after that date.


NOTE 5 - INCOME TAXES

The Company reported a loss of $326,326 for federal income tax purposes for the year ended December 31, 1998. Accordingly, no current provision for income taxes is reflected in the accompanying financial statements. For federal income tax purposes, the loss may be carried forward to offset future taxable income through 2013.

Deferred income taxes are provided to reflect the tax consequences in future years of temporary differences between the tax basis of assets and liabilities and their financial reporting amounts and of tax loss carryforwards. A valuation allowance is recorded when it is more likely than not that some portion or all

                                 CYBERCARE, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


NOTE 5 - INCOME TAXES, CONTINUED

of the deferred tax assets will not be realized. Since the Company had not commenced its planned principal operations as of December 31, 1998, a valuation allowance was provided for all deferred tax assets recognized.

The following table presents the total deferred tax assets for all temporary differences and the tax loss carryforward and the related valuation allowance at December 31, 1998:

            Net operating loss tax benefit ...............            $ 122,699
            Payables not recognized for tax
               purposes ..................................              193,074

               Net deferred tax asset ....................              315,773

            Less:  valuation allowance ...................             (315,773)
                                                                      ---------
               Net deferred tax ..........................            $    --
                                                                      =========

NOTE 6 - LEASE COMMITMENT

The Company leases its office space pursuant to a month-to-month leasing arrangement. Rent expense totaled $12,509 in 1998.


NOTE 7 - STOCK WARRANTS

In connection with certain common stock sales during 1998, the Company granted warrants to purchase up to 413,329 shares of common stock which may be exercised at any time through 2000 and warrants to purchase up to 73,334 shares of common stock which may be exercised through 2001. All such warrants are exercisable at $.75 per share. No charges to earnings were recorded in connection with these warrants.


NOTE 8 - SUBSEQUENT EVENTS

    COMMON STOCK

    Subsequent to December 31, 1998, the Company issued 713,332 shares of common stock to certain individuals for cash proceeds of $580,000.

                                 CYBERCARE, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


NOTE 8 - SUBSEQUENT EVENTS, CONTINUED

    STOCK OPTIONS AND WARRANTS

    Subsequent to December 31, 1998, the following stock options and warrants were granted:

        During January 1999, the Company's Board of Directors (the Board) granted warrants to an individual to purchase up to 13,334 shares of common stock at $.75 per share which are exercisable at any time through January 2002.

        During May 1999, the Board granted to certain key employees options to purchase 300,000 shares of common stock at an exercise price of $.75 per share (estimated fair value at the date of grant). These options are exercisable at any time through May 2004.

        In addition during May 1999, the Board granted options to purchase 80,000 shares of common stock at an exercise price of $.75 per share to another employee which vest over a three-year period.

    No charges to earnings will be recorded in connection with these transactions.

    LETTER OF INTENT

    During June 1999, the Company entered into a letter of intent to merge with Medical Industries of America, Inc., a publicly-traded company, (MIOA). Under the terms of the letter of intent, the Company's shareholders will receive one share of of MIOA's common stock for each share of the Company's common stock. Additionally, any outstanding options and warrants for the Company's common stock will be converted to options and warrants in MIOA with comparable terms and discounts. Completion of the merger is subject to the signing of a definitive agreement and approval by MIOA's shareholders.

Medical Industries of America, Inc.
Pro Forma Condensed Combined Balance Sheet (Unaudited)
As of December 31, 1998

                                                       Medical         Air
                                                     Industries of    Response       Cybercare,        Pro Forma       Pro Forma
                                                     America, Inc.   North, Inc.        Inc.         Adjustments        Combined
                                                     ------------   ------------    ------------    ---------------   ------------
      Assets
Cash .............................................   $    698,574   $    149,947    $     30,854    $          --     $    879,375
Accounts Receivable ..............................      3,409,025        993,577            --          (b)(128,640)     4,273,962
Current portion of notes and mortgages
  receivables ....................................         79,119           --              --                 --           79,119
Inventories ......................................        125,525           --              --                 --          125,525
Medical equipment held for sale ..................         92,540           --              --                 --           92,540
                                                                                                                           802,731
Prepaid expenses and other current assets ........        549,896        251,835           1,000                              --
                                                     ------------   ------------    ------------    ---------------   ------------
    Total current assets .........................      4,954,679      1,395,359          31,854           (128,640)     6,253,252

Property and equipment, net ......................     10,468,420      7,988,429          20,508       (a)2,233,368     20,610,725
                                                                                                        (c)(100,000)
Notes and mortgages receivables, less
  current maturity ...............................         97,580           --              --                 --           97,580
Intangible assets ................................      8,338,972           --              --          (a) 845,490     19,049,212
                                                                                                         (c)(34,000)          --
                                                                                                     (d) 10,418,750           --
                                                                                                       (e) (520,000)          --
Investment in equity securities ..................      2,863,840           --                                 --        2,863,840

Other assets .....................................      1,609,219         62,533            --                 --        1,671,752
                                                     ------------   ------------    ------------    ---------------   ------------
    Total assets .................................   $ 28,332,710   $  9,446,321    $     52,362    $    12,714,968   $ 50,546,361
                                                     ============   ============    ============    ===============   ============
    Liabilities and Shareholders' Equity

Line of credit ...................................   $  1,789,827   $       --      $       --      $          --     $  1,789,827
Current maturities of notes payable &
  long-term debt .................................      1,827,835      1,531,195            --                 --        3,359,030

Current maturities of capital lease
  obligations ....................................        163,595           --              --                 --          163,595

Current maturities of convertible
  subordinated debentures ........................        125,000           --              --                 --          125,000

Accounts payable .................................      2,117,079      1,915,728          20,381        (b)(128,640)     3,924,548

Accrued liabilities ..............................      1,009,564         83,000          20,013               --        1,112,577
Licensing fees payable ...........................           --             --           487,912               --          487,912


Net liabilities of discontinued operations .......        418,243           --              --                 --          418,243
                                                     ------------   ------------    ------------    ---------------   ------------
    Total current liabilities ....................      7,451,143      3,529,923         528,306           (128,640)    11,380,732
                                                     ------------   ------------    ------------    ---------------   ------------
Notes payable & long-term debt, net of
  current maturities .............................      6,184,737      5,965,256            --                 --       12,149,993
Convertible subordinated debentures ..............      3,367,500           --              --                 --        3,367,500
Capital lease obligations, net of current
  maturities .....................................        681,335           --              --                 --          681,335
Other liabilities ................................           --          130,000            --                 --          130,000

Payable to officers ..............................        151,169           --              --                 --          151,169
                                                     ------------   ------------    ------------    ---------------   ------------
      Total long-term liabilities ................     10,384,741      6,095,256            --                 --       16,479,997
                                                     ------------   ------------    ------------    ---------------   ------------
                                                                                                        (c)(134,000)
      Shareholders' equity (deficit) .............     10,496,826       (178,858)       (475,944)      (a)3,078,858     22,685,632
                                                     ------------   ------------    ------------                      ------------
                                                                                                      (d)10,418,750
                                                                                                        (e)(520,000)
                                                                                                    ---------------
      Total liabilities and shareholders' equity .   $ 28,332,710   $  9,446,321    $     52,362    $    12,714,968   $ 50,546,361
                                                     ============   ============    ============    ===============   ============

Medical Industries of America, Inc.
Pro Forma Condensed Combined Statement of Operations (Unaudited)
For the year ended December 31, 1998

                                                       Medical           Air
                                                     Industries of     Response      Cybercare,       Pro Forma         Pro Forma
                                                     America, Inc.    North, Inc.       Inc.         Adjustments         Combined
                                                     ------------    ------------   ------------    ---------------    ------------
Revenue
   Revenue from operations .......................   $ 14,448,523    $ 12,779,135   $       --       $ (b)(488,838)    $ 26,738,820

   Interest income ...............................        282,803            --             --                 --           282,803
                                                     ------------    ------------   ------------    ---------------    ------------
       Total revenue .............................     14,731,326      12,779,135           --             (488,838)     27,021,623
                                                     ------------    ------------   ------------    ---------------    ------------
Expenses
   Cost of services ..............................      6,915,503       9,407,694           --          (b)(488,838)     15,834,359
   General and administrative expenses ...........      8,425,420       1,840,005        325,405               --        10,590,830
   Technology licensing fee ......................           --              --          601,662               --           601,662
   Depreciation and amortization .................      1,458,595         562,465          5,127         (c)134,000       2,680,187
                                                                                                         (e)520,000
   Interest expense ..............................      1,120,106         653,769           --                 --         1,773,875
   Interest - beneficial conversion
      feature ....................................      1,109,163            --             --                 --         1,109,163
   Other .........................................        300,951            --             --                 --           300,951
                                                     ------------    ------------   ------------    ---------------    ------------
       Total expenses ............................     19,329,738      12,463,933        932,194            165,162      32,891,027
                                                     ------------    ------------   ------------    ---------------    ------------
Non-operating income .............................           --           226,913           --                 --           226,913
                                                     ------------    ------------   ------------    ---------------    ------------
Income (Loss) from continuing
   operations ....................................     (4,598,412)        542,115       (932,194)          (654,000)     (5,642,491)

Loss from discontinued operations ................     (2,952,107)           --             --                 --        (2,952,107)
                                                     ------------    ------------   ------------    ---------------    ------------
Income (loss) before extraordinary
   item and income taxes .........................     (7,550,519)        542,115       (932,194)          (654,000)     (8,594,598)


Extraordinary item ...............................        169,566            --             --                 --           169,566
                                                     ------------    ------------   ------------    ---------------    ------------
Income (loss) before income taxes ................     (7,380,953)        542,115       (932,194)          (654,000)     (8,425,032)

Income taxes .....................................           --           214,000           --                 --           214,000
                                                     ------------    ------------   ------------    ---------------    ------------
Net income (loss) ................................   $ (7,380,953)   $    328,115   $   (932,194)   $      (654,000)   $ (8,639,032)
                                                     ============    ============   ============    ===============    ============
(Loss) Income per share ..........................   $       (.39)   $      3,281   $       (.18)                      $       (.29)
                                                     ============    ============   ============                       ============
Weighted average common shares
   outstanding ...................................     18,873,992             100      5,086,663          6,029,900      29,990,655
                                                     ============    ============   ============    ===============    ============

Medical Industries of America, Inc.
Notes to Pro Forma Condensed Combined Financial Statements (Unaudited) As of December 31, 1998

(a) The following pro forma adjustments are made to reflect estimated fair value adjustments at December 31, 1998 between Medical Industries and Air Response, Inc.

      Fair value adjustments
      Goodwill .........................................              $  845,490
      Aircraft .........................................               2,233,368
                                                                      ----------
      Shareholders' equity .............................              $3,078,858
                                                                      ==========

 (b) The following pro forma adjustments reflect Inter-company adjustments between Medical Industries and Air Response, Inc.

      Accounts receivable ............................               $128,640
                                                                     ========
      Accounts payable ...............................               $128,640
                                                                     ========
      Revenue ........................................               $488,838
                                                                     ========
      Cost of services ...............................               $488,838
                                                                     ========

(c) Pro forma adjustments to reflect additional depreciation and amortization based on fair market value adjustment.

(d) Pro forma adjustments are made to reflect estimated fair value adjustments at December 31, 1998 between Medical Industries of America, Inc. and CyberCare, Inc.

      Intangible assets acquired..................          $10,418,750
                                                            ===========

(e) Pro forma adjustments to reflect additional amortization of intangible assets.

Medical Industries of America, Inc.
Pro Forma Condensed Combined Balance Sheet (Unaudited)
As of March 31, 1999

                                                              Medical
                                                           Industries of                            Pro Forma          Pro Forma
                                                           America, Inc.      Cybercare, Inc.      Adjustments         Combined
                                                          ----------------   ----------------    ----------------   ----------------
    Assets

Cash ..................................................   $        531,640   $          3,618    $           --     $        535,258
Accounts receivable ...................................          5,915,310               --                  --            5,915,310
Current portion of mortgages and notes
  receivables .........................................             71,802               --                  --               71,802
Inventories ...........................................            167,306               --                  --              167,306
Medical equipment held for sale .......................             92,540               --                  --               92,540

Prepaid expenses and other current assets .............            779,617              1,000                --              780,617
                                                          ----------------   ----------------    ----------------   ----------------
    Total current assets ..............................          7,558,215              4,618                --            7,562,833

Property and equipment, net ...........................         20,472,486             19,227                --           20,491,713

Notes and mortgages receivables, less current
  maturity ............................................            308,844               --                  --              308,844
Goodwill ..............................................          8,938,630               --         (a)10,418,750         18,707,380
                                                                      --                 --          (b)(650,000)               --
Investment in equity securities .......................          2,924,578               --                  --            2,924,578

Other assets ..........................................          1,769,184               --                  --            1,769,184
                                                          ----------------   ----------------    ----------------   ----------------
    Total assets ......................................   $     41,971,937   $         23,845    $      9,768,750   $     51,764,532
                                                          ================   ================    ================   ================
    Liabilities and Shareholders' Equity

Line of credit ........................................   $      2,253,053   $           --      $           --     $      2,253,053
Current maturities of notes payable &
  long-term debt ......................................          3,354,030               --                  --            3,354,030


Current maturities of capital lease obligations .......            162,171               --                  --              162,171

Current maturities of convertible subordinated
  debentures ..........................................             75,000               --                  --               75,000

Accounts payable ......................................          3,723,083             41,132                --            3,764,215
Accrued liabilities ...................................          1,959,762             63,473                --            2,023,235

Licensing fees payable ................................               --              487,912                --              487,912
                                                          ----------------   ----------------    ----------------   ----------------
    Total current liabilities .........................         11,527,099            592,517                --           12,119,616
                                                          ----------------   ----------------    ----------------   ----------------
Notes payable & long-term debt, less current
  maturities ..........................................         11,824,156               --                  --           11,824,156
Convertible subordinated debentures ...................          3,837,543               --                  --            3,837,543
Capital lease obligations, less current
  maturities ..........................................            641,047               --                  --              641,047

Payable to officers ...................................            151,169               --                  --              151,169
                                                          ----------------   ----------------    ----------------   ----------------
      Total long-term liabilities .....................         16,453,915               --                  --           16,453,915
                                                          ----------------   ----------------    ----------------   ----------------
                                                                                                     (b) (650,000)
      Shareholders' equity ............................         13,990,923           (568,672)     (a) 10,418,750         23,191,001
                                                          ----------------   ----------------    ----------------   ----------------
      Total liabilities and shareholders'
        equity ........................................   $     41,971,937   $         23,845    $      9,768,750   $     51,764,532
                                                          ================   ================    ================   ================

Medical Industries of America, Inc.
Pro Forma Condensed Combining Statement of Operations (Unaudited)
For the three months ended March 31, 1999

                                                             Medical
                                                          Industries of                            Pro Forma          Pro Forma
                                                          America, Inc.      Cybercare, Inc.      Adjustments         Combined
                                                        ----------------    ----------------    ----------------   ----------------
   Revenue ..........................................   $      7,910,994    $           --      $           --     $      7,910,994
                                                        ----------------    ----------------    ----------------   ----------------
Expenses
   Cost of services .................................          3,667,584                --                  --            3,667,584
   General and administrative expenses ..............          3,005,246             101,447                --            3,106,693
   Technology licensing fees ........................               --                 2,500                --                2,500
   Depreciation and amortization ....................            555,630               1,281         (b) 130,000            686,911
   Interest expense .................................            559,271                --                  --              559,271
   Interest-beneficial conversion feature ...........            236,468                --                  --              236,468
   Other ............................................            (60,738)               --                  --              (60,738)
                                                        ----------------    ----------------    ----------------   ----------------
       Total expenses ...............................          7,963,461             105,228             130,000          8,198,689
                                                        ----------------    ----------------    ----------------   ----------------

Net (loss) ..........................................   $        (52,467)   $       (105,228)   $       (130,000)  $       (287,695)
                                                        ================    ================    ================   ================
(Loss) per share ....................................   $          (--)     $           (.02)               --     $           (.01)
                                                        ================    ================    ================   ================
Weighted average common shares outstanding ..........         24,906,947           5,099,997           2,150,003         32,156,947
                                                        ================    ================    ================   ================

Medical Industries of America, Inc.
Notes to Pro Forma Condensed Combined Financial Statements (Unaudited) As of March 31, 1999

(a) The following pro forma adjustments are made to reflect estimated fair value adjustments at December 31, 1998 between Medical Industries of America, Inc. and CyberCare, Inc.

      Fair value adjustments
      Intangible assets...............................      $ 10,418,750
                                                            ============

(b) Pro forma adjustments to reflect additional amortization based on fair market value adjustment.